UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2021

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange
Corporate Units	AESC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 24, 2021, The AES Corporation (the “Company”) entered into that certain Eighth Amended and Restated Credit Agreement, among the Company, the lenders from time to time party thereto, Citibank, N.A., as Administrative Agent (in such capacity, the “Agent”) and the LC Issuing Banks listed on the signature pages thereof (the “LC Issuing Banks”), which amends and restates the revolving credit facility set forth in that certain Seventh Amended and Restated Credit and Reimbursement Agreement, dated as of December 20, 2019, among the Company, the Agent and the lenders listed on the signature pages thereof. The Eighth Amended and Restated Credit Agreement includes the following terms and conditions:

•	the interest rate margin applicable to the revolving credit loan facility is based on the credit rating assigned to the loans under the Eighth Amended and Restated Credit Agreement, with current pricing at LIBOR + 1.75%;

•	the final maturity date of the revolving credit loan facility is September 24, 2026;

•	the aggregate commitment for the unsecured revolving credit loan facility is $1.25 billion.

The foregoing description of the Eighth Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Eighth Amended and Restated Credit Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion contained in "Item 1.01 Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Eighth Amended and Restated Credit Agreement dated as of September 24, 2021 among The AES Corporation, a Delaware corporation, the lenders listed on the signature pages thereof, Citibank, N.A., as Administrative Agent and Citibank, N.A., Mizuho Bank Ltd. and Sumitomo Mitsui Banking Corporation, as Joint Lead Arrangers.

101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

By:	/s/ Paul L. Freedman
Name:	Paul L. Freedman
Title:	Executive Vice President and General Counsel

Date: September 28, 2021

EXHIBIT INDEX

Exhibit No.	Description
10.1	Eighth Amended and Restated Credit Agreement dated as of September 24, 2021 among The AES Corporation, a Delaware corporation, the lenders listed on the signature pages thereof, Citibank, N.A., as Administrative Agent and Citibank, N.A., Mizuho Bank Ltd. and Sumitomo Mitsui Banking Corporation, as Joint Lead Arrangers.

101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)